UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 14, 2024
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ARCUTIS BIOTHERAPEUTICS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-39186	81-2974255
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
3027 Townsgate Road, Suite300
Westlake Village, CA 91361
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (805) 418-5006
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ARQT	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter). Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders
On June 14, 2024, Arcutis Biotherapeutics, Inc., (the "Company") held its 2024 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on three proposals, each of which is described in more detail in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 26, 2024. Only stockholders of record as of the close of business on April 22, 2024, the record date for the Annual Meeting, were entitled to vote at the Annual Meeting. As of the record date, 115,524,989 shares of the Company’s common stock were outstanding, and entitled to vote at the Annual Meeting. All matters voted on at the Annual Meeting were approved. The tabulation of the stockholder votes on each proposal brought before the Annual Meeting is as follows:
Proposal 1. The election of three Class I directors to hold office until the 2027 annual meeting of stockholders or until their respective successor is elected:

Nominee	Votes for	Votes withheld	Broker Non-Votes
Terrie Curran	77,210,679	6,467,280	12,428,038
Halley Gilbert	75,828,706	7,849,253	12,428,038
Keith R. Leonard, Jr.	59,273,804	24,404,155	12,428,038
Proposal 2. The ratification of the selection, by the Audit Committee of the Board of Directors, of Ernst & Young LLP, as the independent registered public accounting firm of the Company for the fiscal year ending December 31, 2024:

Votes for	Votes against	Abstentions
95,949,963	6,661	149,373
Proposal 3. Approval, on a non-binding advisory basis of the compensation of the Company's named executive officers:

Votes for	Votes against	Abstentions	Broker Non-Votes
56,906,215	26,716,602	55,142	12,428,038

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARCUTIS BIOTHERAPEUTICS, INC.

Date: June 18, 2024	By:	/s/ David Topper
David Topper Chief Financial Officer